UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2025

PHIO PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Apex Drive, Suite 300A, PMB 2006
Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	PHIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 19, 2025, the Board of Directors (the “Board”) of Phio Pharmaceuticals Corp. (the “Company”) increased the size of the Board to six members and appointed Mr. David H. Deming to serve on the Board until the 2025 annual meeting of stockholders. Mr. Deming was also appointed to serve as a member of the Board’s Nominating Committee. Mr. Deming has over 30 years of experience in investment banking and asset management. He was with JP Morgan for over 27 years in both M&A and leading the Health Group in investment banking for his last 12 years there.

In connection with Mr. Deming’s appointment to the Board, Mr. Deming will enter into the Company’s standard form of indemnification agreement. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Mr. Deming for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of his service on the Board. In addition, Mr. Deming will receive standard compensation and equity awards available to non-employee directors of the Company. The Company’s non-employee director compensation program is described in the “Director Compensation” section of the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2024.

There are no arrangements or understandings between Mr. Deming and any other persons, pursuant to which he was appointed to the Board. There are no current or proposed transactions between the Company and Mr. Deming or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

Item 8.01 Other Events.

On February 20, 2025, the Company issued a press release announcing the appointment of Mr. Deming to the Board. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press Release dated February 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHIO PHARMACEUTICALS CORP.

Date: February 20, 2025	By:	/s/ Robert Bitterman
	Name: Title:	Robert Bitterman President & Chief Executive Officer

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